KRANESHARES TRUST

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL) and

Quadratic Deflation ETF (BNDD),

each a series of KraneShares Trust (the “Funds”)

Supplement dated June 25, 2026

to the currently effective Prospectus and Statement of Additional Information, as

supplemented, for the Funds

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane” or “Adviser”), the investment adviser to each Fund, recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC (“Buyer”), acquired a 50.1% interest in Krane from China International Capital Corporation (USA) Holdings Inc. (“Transaction”). The Transaction closed on June 23, 2026 (“Closing”). In connection with the Closing, Buyer and certain of its affiliates, including Krane, entered into lending arrangements to fund the Transaction. These lending arrangements do not involve the Funds and will not have any direct impact on the Funds. However, revenue earned by Krane from the Funds under the Interim and New Advisory Agreements will need to be used, at least in part, for loan servicing.

In anticipation of the Closing, at special meetings held on February 20, and June 18, 2026, the Board of Trustees of the Trust (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the termination of the then-current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Original Advisory Agreement”), effective immediately prior to the Closing, and appointed Krane as each Fund’s investment adviser pursuant to an interim investment advisory agreement (“Interim Advisory Agreement”), effective upon the Closing. In addition, the Board, including all of the Independent Trustees, unanimously approved for submission to shareholders a new investment advisory agreement between the Trust, on behalf of each Fund, and Krane (“New Advisory Agreement”).

The termination of the Original Advisory Agreement resulted in the termination of the then-current investment sub-advisory agreement (“Original Sub-Advisory Agreement”) between Krane and Quadratic Capital Management, LLC, the investment sub-adviser to the Funds (“Sub-Adviser”). To provide for continuity of management for the Funds following such termination, at special meetings held on February 20, May 20, and June 18, 2026, the Board appointed Quadratic as each Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement between Krane and Quadratic (“Interim Sub-Advisory Agreement”), effective concurrent with the Interim Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously approved for submission to shareholders a new investment sub-advisory agreement for each Fund between the Krane and Quadratic (“New Sub-Advisory Agreement”).

The material terms of each of the Interim Advisory Agreement and the New Advisory Agreement are identical to the terms of the Original Advisory Agreement. In addition, the material terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical to the terms of the Original Sub-Advisory Agreement. The only differences among such agreements are their effective and termination dates, including because under applicable SEC regulations, the Interim Advisory Agreement and Interim Sub-Advisory Agreement may only remain in effect for up to 150 days (“Interim Period”).

During the Interim Period, shareholders of each Fund will be asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement at a special meeting of shareholders (“Special Meeting”). Although the Trust previously asked the shareholders of each Fund, voting separately, to approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of such Fund, it was anticipated at that time that Krane would rely on the Trust's “manager of managers” exemptive relief from the SEC, which permits Krane, among other things and subject to the Board's approval, to appoint a sub-adviser without shareholder approval. In light of neither Fund relying on such relief, the Board has decided that it is in the best interest of the Funds and their respective shareholders to call a separate special meeting of shareholders to seek shareholder approval the New Advisory Agreement and New Sub-Advisory Agreement. In connection with the Special Meeting, shareholders will receive a proxy statement that describes in greater detail the terms of the New Advisory Agreement and the New Sub-Advisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.